Filed Pursuant to Rule 497(A)(1)

File No. 333-163745

Rule 482 Ad

NEWS

RELEASE	Contact:

Warren Antler

(212) 400-2605

wantler@altmangroup.com

FOR IMMEDIATE RELEASE

THE GREATER CHINA FUND, INC.

APPROVES AND ANNOUNCES TERMS OF RIGHTS OFFERING

New York, New York, March 12, 2010

The board of directors of The Greater China Fund, Inc. (NYSE: GCH) has approved the Fund’s intention to conduct a transferable rights offering of additional shares of common stock of the Fund. The primary purpose of the offer is to increase the Fund’s assets available for investment, thereby enabling the Fund to take advantage more fully of available existing and future investment opportunities consistent with its investment objective of long-term capital appreciation through investment primarily in listed equity securities of China companies. The offer is expected to provide shareholders the opportunity to purchase shares at a discount to market price of the shares. The offer will be made only by means of a prospectus.

Pursuant to announced terms of the offer, the Fund will issue to record date shareholders one transferable right for each share of common stock held on the record date. Each record date shareholder and each other holder of rights is entitled to subscribe for one share of common stock for every three rights held (1 for 3); however any record date shareholder who is issued fewer than three rights will be entitled to subscribe for one share of common stock. Fractional shares will not be issued.

The record date for the rights offering is currently expected to be March 23, 2010. The proposed subscription period is currently anticipated to expire on April 16, 2010, unless extended by the Fund.

The subscription price will be determined on the date on which the offer expires (the expiration date) based on a formula equal to 90% of the average of the last reported sales price of shares of the Fund’s common stock on the New York Stock Exchange on the expiration date and each of the four preceding trading days (the “formula price”). If, however, the formula price is less than 75% of the net asset value per share of the Fund’s common stock on the expiration date, then the subscription price will be 75% of the net asset value per share of the Fund’s common shares on the expiration date. The subscription price will include a sales load.

The Fund expects that subscription forms, together with the prospectus, will be mailed to record date shareholders within the United States shortly following the record date. Shareholders who hold their shares in street name will receive these materials from their bank or broker.

Record date shareholders who exercise all rights issued to them will be entitled to subscribe for additional shares of the Fund’s common stock at the subscription price pursuant to an over-subscription privilege. To the extent that sufficient shares are not available to honor all requests for over-subscriptions, any remaining unsubscribed shares will be allocated pro rata among those record date shareholders who over-subscribe based on the number of shares of the Fund’s common stock they owned on the record date.

To exercise their rights, holders who hold their shares through a broker, custodian or trust company, should contact them to forward their instructions to either exercise or sell their rights on their behalf. Holders who do not hold shares through a broker, custodian or trust company, should forward their instructions to either exercise or sell their rights by completing the subscription certificate and delivering it back to the subscription agent for the offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus.

A definitive announcement of the commencement of the offer and the record date will be made through a prospectus as well as the public media. The final terms of the offer may be different from those discussed above. Shareholders should be sensitive to these subsequent announcements. Shareholders who have questions regarding the rights offering, or are interested in obtaining a prospectus, when available, should contact their broker or nominee, or contact the information agent for the offer, The Altman Group, Inc., at (866) 530-8655.

The Fund is a non-diversified, closed-end management investment company that seeks long-term capital appreciation through investing primarily in listed equity securities of China companies, which are companies that (i) are organized under the laws of, and have their principal place of business in, China or Hong Kong or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China or Hong Kong or have at least 50% of their assets in China or Hong Kong. The Fund’s investment manager is Baring Asset Management (Asia) Limited.

Shares of closed-end investment companies frequently trade at a discount to their net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above their net asset value.

Before investing in the Fund, investors should carefully consider the investment objectives, risks, and charges and expenses of the Fund. The information, including other information concerning the Fund, can be found on file with the U.S. Securities and Exchange Commission. An investor should carefully read the registration statement before investing.

A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission but has not yet become effective. The information in the registration statement is not complete and may be changed. These securities may not be sold nor may offers be accepted prior to the time the registration statement becomes effective. This announcement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

(End)